UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2021

SITE Centers Corp.

(Exact name of registrant as specified in charter)

Ohio	1-11690	34-1723097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio	44122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 755-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Par Value $0.10 Per Share	SITC	New York Stock Exchange
Depositary Shares, each representing 1/20 of a share of 6.375% Class A Cumulative Redeemable Preferred Shares without Par Value	SITC PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 14, 2021, SITE Centers Corp. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-3 (File No. 333-257074) (the “Replacement Registration Statement”), which became effective automatically upon filing. The Replacement Registration Statement replaces the Company’s Registration Statement on Form S-3 (File No. 333-225621), which expired on June 14, 2021 (the “Previous Registration Statement”). On June 15, 2021, in connection with the filing of the Replacement Registration Statement, the Company filed a new prospectus supplement for its existing “at the market” equity offering program (the “ATM Program”) and a new prospectus supplement for its existing dividend reinvestment plan (the “DRIP”). The Company is filing this Current Report on Form 8-K to file certain exhibits to the Replacement Registration Statement in connection with the ATM Program and the DRIP.

Item 8.01. Other Events.

ATM Program

On June 15, 2021, the Company entered into separate amendments (collectively, the “Amendments”) to each of its previously-reported Sales Agency Financing Agreements, each dated as of December 6, 2019, or dated as of December 7, 2018 and amended as of December 6, 2019 (collectively, the “Sales Agency Financing Agreements”), with BNY Mellon Capital Markets, LLC, BTIG, LLC, Capital One Securities, Inc., Evercore Group L.L.C., Jefferies LLC, KeyBanc Capital Markets Inc., RBC Capital Markets, LLC, Regions Securities LLC, Scotia Capital (USA) Inc., Stifel, Nicolaus & Company, Incorporated, TD Securities (USA) LLC and Wells Fargo Securities, LLC, respectively. The Amendments made certain ministerial updates to the corresponding Sales Agency Financing Agreements, including replacing references to the Previous Registration Statement with references to the Replacement Registration Statement. As of June 15, 2021, $250,000,000 aggregate sales price of the Company’s common shares remain available for future issuances under the ATM Program pursuant to the Sales Agency Financing Agreements.

The Form of Sales Agency Financing Agreement, dated as of December 7, 2018, and its related Form of Amendment No. 1, dated as of December 6, 2019, and Form of Amendment No. 2, dated as of June 15, 2021, are filed as Exhibits 1.1, 1.2 and 1.3, respectively, to this Current Report on Form 8-K. The Form of Sales Agency Financing Agreement, dated as of December 6, 2019, and its related Form of Amendment No. 1, dated as of June 15, 2021, are filed as Exhibits 1.4 and 1.5, respectively, to this Current Report on Form 8-K. The Form of Master Forward Sale Agreement, dated as of December 7, 2018, and its related Amendment No. 1, dated as of December 6, 2019, are filed as Exhibits 1.6 and 1.7, respectively, to this Current Report on Form 8-K. The Form of Master Forward Sale Agreement, dated as of December 6, 2019, is filed as Exhibit 1.9 to this Current Report on Form 8-K. In addition to the forgoing agreements, the Company is also filing herewith the opinion of Jones Day related to the ATM Program as an exhibit to the Replacement Registration Statement.

DRIP

The Company is filing herewith the opinion of Jones Day related to the DRIP as an exhibit to the Replacement Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Form of Sales Agency Financing Agreement, dated as of December 7, 2018 (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K, filed on December 7, 2018)

1.2	Form of Sales Agency Financing Agreement Amendment No. 1, dated as of December 6, 2019 (incorporated by reference to Exhibit 1.3 to the Company’s Current Report on Form 8-K, filed on December 6, 2019)

1.3	Form of Sales Agency Financing Agreement Amendment No. 2, dated as of June 15, 2021

1.4	Form of Sales Agency Financing Agreement, dated as of December 6, 2019 (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K, filed on December 6, 2019)

1.5	Form of Sales Agency Financing Agreement Amendment No. 1, dated as of June 15, 2021

1.6	Form of Master Confirmation for Forward Stock Sale Transactions, dated as of December 7, 2018 (incorporated by reference to Exhibit 1.2 to the Company’s Current Report on Form 8-K, filed on December 7, 2018)

1.7	Form of Master Confirmation for Forward Stock Sale Transactions Amendment No. 1, dated as of December 6, 2019 (incorporated by reference to Exhibit 1.6 to the Company’s Current Report on Form 8-K, filed on December 6, 2019)

1.8	Form of Master Confirmation for Forward Stock Sale Transactions, dated as of December 6, 2019 (incorporated by reference to Exhibit 1.4 to the Company’s Current Report on Form 8-K, filed on December 6, 2019)

5.1	Opinion of Jones Day (ATM Program)

5.2	Opinion of Jones Day (DRIP)

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Jones Day (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITE CENTERS CORP.

By:	/s/ Aaron M. Kitlowski
Name: Aaron M. Kitlowski
Title: Executive Vice President, General Counsel and Secretary

Date: June 15, 2021